Exhibit 10.17

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

AND OTHER LOAN DOCUMENTS

This FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) is made as of the ___ day of April, 2012, by and among LTN STAFFING, LLC, a Delaware limited liability company (“LTN Staffing”), BG STAFFING, LLC, a Delaware limited liability company (“BG Staffing”), BG PERSONNEL SERVICES, LP, a Texas limited partnership (“BG Personnel Services”), BG PERSONNEL, LP, a Texas limited partnership (“BG Personnel”), and B G STAFF SERVICES INC., a Texas corporation (“B G Staff Services”, and together with LTN Staffing, BG Staffing, BG Personnel Services and BG Personnel, collectively, “Borrowers” and each a “Borrower”), and FIFTH THIRD BANK, an Ohio banking corporation, successor by merger with Fifth Third Bank, a Michigan banking corporation (“Lender”).

WITNESSETH:

WHEREAS, Borrowers and Lender are parties to that certain Loan and Security Agreement dated as of May 24, 2010, as amended from time to time (as amended, and as it may be further amended, restated, modified or supplemented and in effect from time to time, the “Loan Agreement”); and

WHEREAS, Borrowers have requested that Lender amend the Loan Agreement and the other Loan Documents in certain respects, and Lender is agreeable to such request, on and subject to the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.          Definitions. Capitalized terms used herein which are defined in the Loan Agreement and not otherwise defined herein are used with the meanings given such terms in the Loan Agreement.

2.          Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)          by amending and restating each of the following definitions in Section 1.1 as follows:

“Applicable Margin” shall mean the rate per annum added to the LIBOR Rate to determine the Revolving Interest Rate as determined by the Senior Funded Indebtedness to EBITDA Ratio of Borrowers for the prior fiscal quarter, effective as of any Interest Rate Change Date, as set forth below:

Senior Funded Indebtedness to EBITDA Ratio	Applicable Margin
>3.00 to 1.00	5.00%
≤3.00 to 1.00 but >2.50 to 1.00	4.50%
≤2.50 to 1.00	4.00%

“EBITDA” shall mean for any period, the consolidated net income of Borrowers, determined in accordance with GAAP consistently applied, plus (i) Interest Expense for such period, plus (ii) federal and state income taxes of Borrowers for such period, plus (iii) all depreciation and amortization of capitalized costs for such period, plus (iv) actual closing costs in an amount not to exceed $500,000 incurred by Borrowers in connection with closing the Extrinsic Purchase Transaction, provided that such closing costs are verified by Lender and consented to by Lender in its sole discretion; provided, however, for purposes of calculating each of the Debt Service Coverage Ratio and the Senior Funded Indebtedness to EBITDA Ratio, the amount of $2,587,933 representing the one-time gain on extinguishment of debt occurring on or about November 21, 2011 shall be subtracted from net income of Borrowers in determining EBITDA, but solely for the relevant measurement periods in which November 2011 is included in calculating such Debt Service Coverage Ratio and the Senior Funded Indebtedness to EBITDA Ratio financial covenants.

3.          Amendment to the Other Loan Documents. The other Loan Documents are hereby amended to the extent necessary to be consistent with the foregoing amendments to the Loan Agreement.

4.          Reaffirmation and Confirmation of Security Interests. Each Borrower hereby confirms to Lender that such Borrower has granted to Lender a security interest in or Lien upon substantially all of the property of such Borrower, including, without limitation, the Collateral, to secure the Obligations. Each Borrower hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects.

In addition to the foregoing:

(a)          LTN Staffing hereby confirms to Lender that LTN Staffing has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Membership Interests Security Agreement dated as of May 24, 2010 by and between LTN Staffing and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “LTN Staffing Membership Interests Security Agreement”)), to secure the Liabilities (as defined in the LTN Staffing Membership Interests Security Agreement), under and pursuant to the LTN Staffing Membership Interests Security Agreement. LTN Staffing hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the LTN Staffing Membership Interests Security Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects.

(b)          LTN Staffing hereby confirms to Lender that LTN Staffing has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Partnership Interests Security Agreement dated as of May 24, 2010 by and between LTN Staffing and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “LTN Staffing Partnership Interests Security Agreement”)), to secure the Liabilities (as defined in the LTN Staffing Partnership Interests Security Agreement), under and pursuant to the LTN Staffing Partnership Interests Security Agreement. LTN Staffing hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the LTN Staffing Partnership Interests Security Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects.

(c)          BG Staffing hereby confirms to Lender that BG Staffing has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Partnership Interests Security Agreement dated as of May 24, 2010 by and between BG Staffing and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “BG Staffing Partnership Interests Security Agreement”)), to secure the Liabilities (as defined in the BG Staffing Partnership Interests Security Agreement), under and pursuant to the BG Staffing Partnership Interests Security Agreement. LTN Staffing hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the BG Staffing Partnership Interests Security Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects.

(d)          LTN Staffing hereby confirms to Lender that LTN Staffing has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Securities Pledge Agreement dated as of May 24, 2010 by and between LTN Staffing and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “LTN Staffing Securities Pledge Agreement”)), to secure the Liabilities (as defined in the LTN Staffing Securities Pledge Agreement), under and pursuant to the LTN Staffing Securities Pledge Agreement. LTN Staffing hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the LTN Staffing Securities Pledge Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects.

5.          Representations and Warranties. Each Borrower hereby represents, warrants and covenants to Lender that:

(a)          Authorization. Each Borrower is duly authorized to execute and deliver this Amendment and all deliveries required hereunder, and is and will continue to be duly authorized to borrow monies under the Loan Agreement, as amended hereby, and to perform its obligations under the Loan Agreement and the other Loan Documents.

(b)          No Conflicts. The execution and delivery of this Amendment and all deliveries required hereunder, and the performance by each Borrower of its obligations under the Loan Agreement and the other Loan Documents do not and will not conflict with any provision of law or of the charter or by-laws, operating agreement or partnership agreement of any Borrower or of any agreement binding upon any Borrower.

(c)          Validity and Binding Effect. This Amendment, the Loan Agreement and the other Loan Documents are a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

(d)          No Events of Default. As of the date hereof, no default or Event of Default under the Loan Agreement or any of the other Loan Documents has occurred or is continuing.

(e)          Warranties. As of the date hereof, the representations and warranties in the Loan Agreement and the other Loan Documents are true and correct as though made on such date, except where a different date is specifically indicated.

6.          Conditions to Effectiveness. This Amendment shall be deemed to be effective as of the date hereof (the “Amendment Effective Date”), and the effectiveness of this Amendment shall be subject to, the satisfaction of all of the following conditions:

(a)          This Amendment, duly authorized and fully executed by each Borrower and Lender, and the Consent and Ratification of Guaranty and the Consent and Ratification of Membership Interests Security Agreement, each attached hereto and made a part hereof, each duly authorized and fully executed by the parties thereto, shall have been delivered to Lender.

(b)          Such other documents, instruments or agreements as Lender may reasonably request in order to effectuate fully the transactions contemplated herein shall have been duly executed and delivered to Lender.

7.          Costs and Expenses. Borrowers shall jointly and severally pay all costs and expenses in connection with the preparation of this Amendment and other related loan documents, including, without limitation, reasonable attorneys’ fees.

8.          Miscellaneous.

(a)          Captions. Section captions and headings used in this Amendment are for convenience only and are not part of and shall not affect the construction of this Amendment.

(b)          Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(c)          Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute but one and the same document.

(d)          Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(e)          References. From and after the Amendment Effective Date, any reference to the Loan Agreement or the other Loan Documents contained in any notice, request, certificate or other instrument, document or agreement executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

(f)          Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties hereto expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Loan Agreement and secured by the Collateral. The Loan Agreement and each of the other Loan Documents, except as modified hereby, remain in full force and effect and are hereby reaffirmed in all respects.

(g)          Customer Identification - USA Patriot Act Notice; OFAC and Bank Secrecy Act. Lender hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Act”), and Lender’s policies and practices, Lender is required to obtain, verify and record certain information and documentation that identifies such Borrower, which information includes the name and address of such Borrower and such other information that will allow Lender to identify such Borrower in accordance with the Act. In addition, each Borrower shall (a) ensure that no person who owns a controlling interest in or otherwise controls such Borrower or any subsidiary of such Borrower is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loan to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause any of its subsidiaries to comply, with all applicable Bank Secrecy Act (“BSA”) laws and regulations, as amended.

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IN WITNESS WHEREOF, the parties have executed this Fifth Amendment to Loan and Security Agreement and Other Loan Documents as of the date first set forth above.

BORROWERS:

LTN STAFFING, LLC, a Delaware limited liability company

By:	/s/ L. Allen Baker, Jr.
Name: L. Allen Baker, Jr.
Title: President and Chief Executive Officer

BG STAFFING, LLC, a Delaware limited liability company

By:	LTN Staffing, LLC, a Delaware limited liability company
Its:	Sole Member

	By:	/s/ L. Allen Baker, Jr.
	Name:	L. Allen Baker, Jr.
	Title:	President and Chief Executive Officer

BG PERSONNEL SERVICES, LP, a Texas limited partnership

By:	BG Staffing, LLC, a Delaware limited liability company
Its:	General Partner

	By:	LTN Staffing, LLC, a Delaware limited liability company
	Its:	Sole Member

		By:	/s/ L. Allen Baker, Jr.
		Name:	L. Allen Baker, Jr.
		Title:	President and Chief Executive Officer

BG PERSONNEL, LP, a Texas limited partnership

By:	BG Staffing, LLC, a Delaware limited liability company
Its:	General Partner

	By:	LTN Staffing, LLC, a Delaware limited liability company
	Its:	Sole Member

		By:	/s/ L. Allen Baker, Jr.
		Name:	L. Allen Baker, Jr.
		Title:	President and Chief Executive Officer

B G STAFF SERVICES INC., a Texas corporation

By:	/s/ L. Allen Baker, Jr.
Name: L. Allen Baker, Jr.
Title: President and Chief Executive Officer

LENDER:

FIFTH THIRD BANK, an Ohio banking corporation, successor by merger with Fifth Third Bank, a Michigan banking corporation

By:	/s/ Ingrid H. Deroubaix
Name: Ingrid H. Deroubaix
Title: Vice President

Consent and ratification OF GUARANTY

The undersigned (“Guarantor”) is a guarantor of Borrowers to Lender under the terms of that certain Continuing Unconditional Guaranty dated as of May 24, 2010 made by Guarantor in favor of Lender (as amended, restated, modified or supplemented and in effect from time to time, the “Guaranty”). Guarantor hereby expressly: (a) consents to the execution by Borrowers and Lender of the above Fifth Amendment to Loan and Security Agreement and Other Loan Documents; (b) acknowledges that “Borrowers’ Liabilities” (as defined in the Guaranty) includes all of the obligations and liabilities owing from time to time by Borrowers to Lender, including, but not limited to, the obligations and liabilities of Borrowers to Lender under the Fourth Amended and Restated Revolving Note and the Third Amended and Restated Term Note, each as modified, extended and/or replaced from time to time, and any other Notes (as defined in the Loan Agreement); (c) acknowledges that Guarantor does not have any set-off, defense or counterclaim to the payment or performance of any of the obligations of Borrowers under the Fourth Amended and Restated Revolving Note, the Third Amended and Restated Term Note or any of the other Loan Documents or Guarantor under the Guaranty; (d) reaffirms, assumes and binds itself in all respects to all of the obligations, liabilities, duties, covenants, terms and conditions that are contained in the Guaranty; (e) agrees that all such obligations and liabilities under the Guaranty shall continue in full force and that the execution and delivery of the above Fifth Amendment to Loan and Security Agreement and Other Loan Documents to, and its acceptance by, Lender shall not in any manner whatsoever (i) impair or affect the liability of Guarantor to Lender under the Guaranty, (ii) prejudice, waive, or be construed to impair, affect, prejudice or waive the rights and abilities of Lender at law, in equity or by statute, against Guarantor pursuant to the Guaranty, and/or (iii) release or discharge, nor be construed to release or discharge, any of the obligations and liabilities owing to Lender by Guarantor under the Guaranty; and (f) represents and warrants that each of the representations and warranties made by Guarantor in any of the documents executed in connection with the Loans remain true and correct as of the date hereof.

LTN ACQUISITION, LLC, a Delaware limited liability company

By:	/s/ L. Allen Baker, Jr.
Name: L. Allen Baker, Jr.
Title: Manager and Authorized Person

Consent and ratification OF

MEMBERSHIP INTERESTS SECURITY AGREEMENT

The undersigned (“Grantor”) is a grantor under the terms of that certain Membership Interests Security Agreement dated as of May 24, 2010 by and between Grantor and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “LTN Acquisition Membership Interests Security Agreement”). Grantor hereby consents to the above Fifth Amendment to Loan and Security Agreement and Other Loan Documents and hereby confirms that Grantor has granted to Lender a security interest in the Pledged Collateral (as defined in the LTN Acquisition Membership Interests Security Agreement) to secure the Liabilities (as defined in the Membership Interests Security Agreement), under and pursuant to the LTN Acquisition Membership Interests Security Agreement.  The undersigned hereby expressly agrees that the Liens on the Pledged Collateral shall secure all of the Liabilities (as defined in the LTN Acquisition Membership Interests Security Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interests and Liens to Lender for such purpose in all respects.

LTN ACQUISITION, LLC, a Delaware limited liability company

By:	/s/ L. Allen Baker, Jr.
Name: L. Allen Baker, Jr.
Title: Manager and Authorized Person